united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suit 2 Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Mariner Managed Futures Strategy Portfolio

Class 2 Shares

Annual Report

December 31, 2016

1-855-542-4642

Distributed by Northern Lights Distributors, LLC
Member FINRA

THIS PAGE INTENTIONALLY LEFT BLANK

Mariner Managed Futures Strategies Portfolio

Dear Shareholder,

For the short term fixed income portion during the fiscal year ended 12/31/2016, the assets were invested in institutional money-market funds, and short to medium term fixed income Exchange Traded Funds (“ETFS”) and Mutual Funds. The short term fixed income portfolio will continue to diversify further across these instruments as the assets in the Portfolio grow. The objective for this portion of the portfolio is to maximize interest earnings on excess cash, while balancing credit and yield curve risk. (3) For the managed futures portion of the strategy, the Portfolio accesses the Diversified program managed by Chesapeake Capital, a registered Commodity Trading Advisor. The program continues to employ a disciplined systematic trading style by primarily implementing a trend-following (4) approach that uses the Managed Futures Manager’s proprietary computerized trading models that emphasize mathematical and quantitative techniques to identify and exploit intermediate and long-term price trends. The Portfolio invests across a broad array of global markets including fixed income, equity indices, commodities and currencies from both the long and short (5) sides of the market The systematic model based program incorporates a disciplined and robust risk management system. For the 12 months ended December 31, 2016, Class 2 shares were -8.13%. This compares to a primary benchmark for the Portfolio, the Barclay BTOP50 Index which was -4.88% (1). During the same period, the S&P 500 was +11.96% (2).

The first quarter of the fiscal year was slightly negative for the Portfolio. Concern over China’s economic health, which continued to weigh on the region, had a significant impact on the markets in January. This was similar to what was witnessed at the end of 2015, putting most commodities and stocks on the defensive. To compound matters, the U.S. Federal Reserve concluded their two day meeting with softer rhetoric than most expected regarding their time frame for future interest rate hikes. However the markets did receive a bit of a reprieve when the Bank of Japan announced at its month end meeting that it will be imposing negative interest rates in an effort to jump start their economy. Interest rates were our most profitable sector with each market in the group posting positive numbers. 10 year bonds particularly in the US, UK and Asia fared the best. Currencies also posted positive results as the US dollar continued to strengthen against the British Pound, Mexican Peso and New Zealand Dollar. Conversely equities was the worst performing sector. Performance was positive in February with weak economic numbers in the US, continued intervention by the Chinese Central Bank, and a possible British exit from the EU having a beneficial impact on our global bond and offshore index positions. Our entire fixed income sector was profitable, led by long 10 year bond positions in Japan, Australia and the US. Meanwhile, short positions in Asian and European indices, particularly in India, Spain and Hong Kong contributed nicely to the portfolio. In the commodities, the metals sector did not perform well as a rally in base metals such as zinc and aluminum moved contrary to our short positions. However, these losses were more than offset by the strong showing grains. Short positions in beans, corn and wheat profited from sluggish demand overseas and a stronger US dollar. As a whole, the commodities contributed positively this month. Reversals in a number of trends coupled with short term high correlation were the underlying themes producing losses in March. The rebound in oil helped drive commodity prices higher. Meanwhile, dovish comments regarding US interest rates by Federal Reserve Chairwoman Yellen kept the US Dollar under pressure and supported global equities. Currencies were the worst performing sector as the US dollar struggled against most major counterparts. The Federal Reserve concluded their two day meeting in March by leaving interest rates unchanged due to the uncertain global economic environment. This caused the US Dollar to retreat particularly against the Euro, Polish and Scandinavian currencies. The stock positions also performed poorly this month as most US major indices closed near 2016 highs.

The general theme in April was similar to March as the unwinding of long US Dollar positions and short commodity positions continued. Metals was the weakest performing sector as a rally in both the industrial and precious metal prices contributed to losses. Grains also struggled during the month. Short positions in the sector were adversely affected by dry weather in South America. Currencies were the best performing sector. The Bank of Japan’s decision to leave monetary policy steady disappointed investors and drove the yen significantly higher against most of its counterparties. This was beneficial to the long yen positions and more than covered losses in most of our outright US Dollar positions. While Chesapeake entered the year short most major commodities and global indices, the market movement over the past several months has led to changes in our portfolio makeup. In commodities we have flattened out some of the London metal positions, platinum and soybean meal while going long gold, silver, soybeans and soybean oil to mention a few. There were also some reversals in global indices. In volatile times like this it is encouraging to see new trends developing in these markets which have helped to offset losses. May was profitable as the primary focus seemed to be centered on the US Federal Reserve meeting which concluded leaving investors with the expectation of a possible rate hike in the states later this summer. While our US fixed income position finished the month unchanged, Chesapeake profited from higher foreign bond prices, particularly in Australia and Canada. Concerns of a rate hike also supported the currency sector as the US dollar strengthened against the Swiss franc, Mexican peso and Polish dollar. The commodity sector as a whole was also profitable. The potential for higher rates weighed on palladium and nickel prices while a slow harvest in Argentina supported the long soybean and soybean meal positions. Positive performance in June led by significant gains in the currency and interest rate sectors. Both were heavily influenced by the UK’s decision to leave the European Union as more than 30 million Britons participated in the historic referendum in late June. Currencies were our best performing sector. Short positions in the British Pound, specifically against the Japanese Yen, Euro and US dollar were profitable. The fund also posted gains in the Japanese Yen crosses as that currency continues to strengthen. Fixed income finished in positive territory as well. Ten year bonds in the US, Canada, and the UK all moved higher in June as the Brexit vote caused a flight to quality into global treasuries. As a whole, commodities returns were positive. Our long sugar position benefitted from favorable weather and supply concerns while our long soybean position profited from fewer planted acres than anticipated.

Although performance was relatively unchanged in July, it was not one of your typical quiet summer months. Fresh off of the surprising results from the Brexit vote in late June and the volatility that followed, the markets also had to contend with a disappointing financial stimulus package from the Japanese government, a US Federal Reserve decision that left rates on hold in late July as well as the looming US presidential election. These macro events proved beneficial to our financial positions. Fixed income performed the best in July as global bonds continued to outperform, particularly in Australia and the UK. Currencies also contributed positively to the portfolio, where long Euro crosses and long Yen crosses posted the largest gains. While commodities had a minimal impact on performance, the energy sector was profitable as our short oil positions gained on an unexpected rise in inventories. Meanwhile, performance in the grains was negative due to declining bean prices, where better than expected rains have driven prices lower. Due to Chesapeake’s long term systematic approach and diversified portfolio The fund was able to successfully navigate the short term volatility, which stemmed from the global economic and political uncertainty in July. Performance was negative in August as the possibility of higher interest rates in the US weighed on most of our sectors. Global equities and fixed income prices retreated during the month as Federal Reserve policy makers seemed upbeat about the US economic and job outlook and may look to raise rates before year end. Commodities were adversely affected as well as higher rates make commodities denominated in US dollar more expensive to buy. This was evident in losses in our long positions in the metals (platinum, palladium and silver) and the softs (cotton and London coffee). With this being said, the Portfolio was able to profit from short positions in the grains due to falling corn and wheat prices which were driven down by an excess in supply. With the summer winding down and lighter volumes apparent in the markets, the uncertainty stemming from speculation over what action the Federal Reserve will do with interest rates in the impending months had a larger impact on our positions than usual. A positive September, was led by favorable moves in commodities and currencies. Positive performance in the commodities was paced by the Softs, particularly sugar. Raw sugar futures surged to a four year high on output concerns in Brazil, the world’s largest grower. Livestock also had a profitable month as worries over rapidly increasing beef production weighed on cattle prices. While in metals, strong performance was largely due to an increase demand in both palladium and lead. Although most sectors in the commodities were positive, the Grains experienced a pullback due to rising US wheat prices. In the financials, the Currency sector was the biggest gainer led by our long position in the Norway/Swedish cross. This currency pair rallied significantly as the Swedish Central Bank continued its negative interest rate policy. The Portfolio also profited from declining sterling prices due to fallout from the Brexit vote and rallying yen prices on concerns over the Japanese Central Bank’s monetary policy. Fixed Income struggled during the month. The lack of intervention from the European Central Bank and the fear that Japan may follow suit weighed on global fixed income. Lastly, equities were somewhat softer during the month due to weakness in consumer goods. While the Currencies continue to be profitable, more than half of our gains came from the commodities in September. We believe this diversification and long term systematic approach are key to the investment philosophy.

The fourth quarter started off with the increased likelihood that the Federal Reserve may raise interest rates by year end had a significant impact on performance in October. Fixed income was effected the most as the possibility of higher rates weighed on our long term US bond prices. Meanwhile, bonds prices in Australia also declined as their central bank appears to have changed its stance on rates from an easing to a neutral position. While the prospect of higher rates was beneficial to long US currency positions, particularly against the British Pound, Polish Zloty and Swedish Krona, it did weigh on our US equity positions. In commodities, coffee prices traded to a two year high on supply worries but this was offset by the selloff in metals prices as the stronger US dollar negatively impacted palladium, silver and lead prices. Performance was negative in November as reaction to the election had an adverse effect on our financial and softs positions. The most significant impact on the financial sector was in the currencies due to a reversal in the long yen trade. After the election, the dollar surged to a 5 month high against the yen as president-elect Donald Trump’s proposals to cut taxes and increase spending raised expectations of higher interest rates in the US, a bullish sign for the US Dollar. These potential policies also had an adverse effect on our long US fixed income positions as prices declined significantly post-election. The rising US Dollar against other currencies had a negative influence on the softs markets. In Brazil, the world’s largest coffee producer, the local currency dropped 9% against the dollar following the election. Due to this, farmers in the country dumped their harvests on the global markets, putting pressure on coffee prices. In the UK, cocoa prices drove to a three year low during the month as the battered British Pound and larger cocoa crop drove prices lower. On the upside, metals posted positive performance during November. A rally in London metals such as copper and lead were attributed to the president-elect’s infrastructure stimulus plan which was announced during his victory speech. Chesapeake ended the year on a soft note as a stronger US dollar impacted commodity markets. London metals fared the worst, particularly long positions in lead, copper and zinc. In the softs, long US coffee and sugar positions also posted negative performance but the sector as a whole finished in positive territory due to a significant sell off in US and London cocoa. A rally in the US stock market also helped trim some of the losses for the month.

We thank you for your support of the Mariner Managed Futures Strategies Portfolio

Sincerely,

Annette A. Cazenave

CIO, Mutual Funds, Monte Capital Group

(1)	BTOP 50 : Barclay Hedge index representing performance of Commodity Trading Advisors managing 50% of the managed futures industry’s assets.

(2)	S&P: refers to the Standard & Poor’s 500 Index. The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(3)	Yield: refers to the actual interest received on a fixed income instrument

(4)	Trend-following refers to a an investment style which attempts to identify price trends

(5)	Long refers to an initial market position taken with a purchase. Short: refers to a market position taken with a sale.

5055-NLD-01/20/2017

Mariner Managed Futures Strategy Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Portfolio’s performance figures* for the periods ended December 31, 2016, compared to its benchmark:

		Annualized
			Since Inception
	One Year	Three Year	June 7, 2012
Mariner Managed Futures Strategy Portfolio - Class 2	(8.13)%	(2.66)%	(1.58)%
The Barclay BTOP 50 Index **	(4.88)%	1.91%	0.66%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. The Portfolio’s total gross annual operating expense ratio is 2.75% for Class 2 per the May 1, 2016 prospectus. For performance information current to the most recent month-end, please call 1-855-542-4642. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses.

**	The Barclay BTOP 50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | June 7, 2012– December 31, 2016

Past performance is not necessarily indicative of future results.

The Portfolio’s holding by type of investment are as follows:

Holdings by type of investment *	% of Net Assets
Open Ended Mutual Funds	52.5%
Exchange Traded Fund	20.3%
Short-Term Investment	11.4%
Other Assets Less Liabilities	15.8%
100.0%

*	Holdings by type of investment does not include derivative exposure.

Please refer to the Consolidated Portfolio of Investments and shareholder letter in this annual report for a detailed analysis of the Portfolio’s holdings.

Mariner Managed Futures Strategy Portfolio

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2016

Shares		Value
	EXCHANGE TRADED FUND - 20.3%
	DEBT FUND - 20.3%
30,853	Vanguard Short - Term Corporate Bond ETF (Cost - $2,473,040)	$2,448,802

	OPEN-END MUTUAL FUNDS - 52.5%
	DEBT FUNDS - 52.5%
211,727	BlackRock Low Duration Bond Portfolio - Institutional	2,032,583
239,644	BMO Short - Term Income Fund - Institutional	2,243,064
201,733	MassMutual Premier Short - Duration Bond Fund - Institutional	2,047,586
	TOTAL OPEN-ENDED MUTUAL FUNDS (Cost - $6,397,507)	6,323,233

	SHORT-TERM INVESTMENT - 11.4%
1,378,923	Union Bank Institutional Trust Deposit ACC- IV (Cost - $1,378,923) (a)	1,378,923

	TOTAL INVESTMENTS - 84.2% (Cost - $10,249,470) (b)	$10,150,958
	OTHER ASSETS LESS LIABILITIES - 15.8%	1,906,672
	NET ASSETS - 100.0%	$12,057,630

(a)	All or part of this instrument is a holding of MHBP Fund Limited.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,249,470 and differs from market value by net unrealized appreciation (depreciation) of securities as follow:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(98,512)
Net Unrealized Depreciation:	$(98,512)

SWAP CONTRACT (a)

Total return swap with Deutsche Bank AG, London Branch (“Deutsche Bank”). The swap provides exposure to the total returns of the Chesapeake Diversified Program calculated on a daily basis with reference to a customized index that is proprietary to Deutsche Bank. The program is advised by Chesapeake Capital Corporation (“Chesapeake”). The reference index is comprised at any given time of trading positions selected by Chesapeake that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the Advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on 8/20/2014 and has a term of five years therefrom unless earlier terminated. In addition, the swap value includes an annual fee of 0.75% payable to Deutsche Bank accrued on the notional level of the swaps. The following Deutsche Bank total return swap was open as of December 31, 2016.

			Unrealized
Reference Entity	Maturity Date	Notional Value	Depreciation
Deutsche Bank	8/20/2019	$14,060,000	$(1,660,182)

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investment securities:
At cost	$10,249,470
At value	$10,150,958
Deposit with broker for swaps (1)	5,212,460
Receivable for swap transactions	811,229
Receivable for fund shares sold	119,105
Dividends and interest receivable	7,126
Due from advisor	4,318
Prepaid expenses and other assets	5,963
TOTAL ASSETS	16,311,159

LIABILITIES
Advance on unrealized swap appreciation	2,550,000
Unrealized depreciation on swap contract	1,660,182
Payable for Fund shares repurchased	7,653
Payable to related parties	7,023
Distribution (12b-1) fees payable	5,148
Accrued expenses and other liabilities	23,523
TOTAL LIABILITIES	4,253,529
NET ASSETS	$12,057,630

Composition of Net Assets:
Paid in capital	$14,489,863
Undistributed net investment loss	(1,288,416)
Accumulated net realized gain from investments and swaps	614,877
Net unrealized depreciation of investments and swaps	(1,758,694)
NET ASSETS	$12,057,630

Net Asset Value Per Share:
Class 2 Shares:
Net Assets	$12,057,630
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,423,173
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.47

(1)	Balance disclosed as collateral for swap.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$170,264
Interest	6,024
TOTAL INVESTMENT INCOME	176,288

EXPENSES
Investment advisory fees	125,172
Distribution fees- Class 2	65,194
Administrative services fees	38,961
Legal fees	34,519
Transfer agent fees	26,422
Accounting services fees	24,890
Audit fees	21,109
Printing and postage expenses	11,105
Trustees fees and expenses	10,709
Insurance expense	431
Other expenses	25,368
TOTAL EXPENSES	383,880
Less: Fees waived by the Advisor	(122,976)
NET EXPENSES	260,904

NET INVESTMENT LOSS	(84,616)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Swaps	101,329

Net change in unrealized appreciation (depreciation) on:
Investments	33,019
Swaps	(1,260,476)
Net Change in Unrealized Depreciation on Investments	(1,227,457)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,126,128)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,210,744)

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(84,616)	$(138,342)
Net realized gain on investments	101,329	525,211
Net change in unrealized depreciation on investments and swaps	(1,227,457)	(1,829,401)
Net decrease in net assets resulting from operations	(1,210,744)	(1,442,532)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	—	(1,162,763)
Total distributions to shareholders	—	(1,162,763)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,732,009	8,866,344
Reinvestment of dividends and distributions	—	1,159,903
Payments for shares redeemed	(4,740,045)	(4,377,161)
Net increase (decrease) from shares of beneficial interest transactions	(8,036)	5,649,086

NET INCREASE (DECREASE) IN NET ASSETS	(1,218,780)	3,043,791

NET ASSETS
Beginning of year	13,276,410	10,232,619
End of year *	$12,057,630	$13,276,410
*Includes undistributed net investment loss of:	$(1,288,416)	$(1,288,416)

SHARE ACTIVITY - CLASS 2
Shares Sold	498,166	766,345
Shares Reinvested	—	127,883
Shares Redeemed	(514,878)	(398,008)
Net increase (decrease) in shares of beneficial interest outstanding	(16,712)	496,220

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class 2

					For the Period Ended
	For the Year Ended				December 31,
	2016	2015	2014	2013	2012(a)

Net asset value, beginning of year/period	$9.22	$10.84	$10.08	$9.70	$10.00

Activity from investment operations:
Net investment loss (b)	(0.06)	(0.10)	(0.19)	(0.19)	(0.10)
Net change in realized and unrealized gain (loss) on investments (c)	(0.69)	(0.63)	0.95	0.57	(0.20)
Total from investment operations	(0.75)	(0.73)	0.76	0.38	(0.30)

Less distributions from:
Net investment income	—	(0.89)	—	—	—
Total distributions	—	(0.89)	—	—	—

Net asset value, end of year/period	$8.47	$9.22	$10.84	$10.08	$9.70
Total return (d)	(8.13)%	(6.63)%	7.54%	3.92%	(3.00	)% (e)
Net assets, at end of year/period (000s)	$12,058	$13,276	$10,233	$2,992	$1,256

Ratio of gross expenses to average net assets (f,g)	2.94%	2.61%	4.70%	9.20%	15.00	% (h)
Ratio of net expenses to average net assets (g)	2.00%	2.00%	2.00%	2.00%	2.00	% (h)
Ratio of net investment loss to average net assets (g)	(0.65)%	(0.98)%	(1.99)%	(1.88)%	(1.89	)% (h)

Portfolio Turnover Rate	0%	104%	0%	103%	0	% (e)

(a)	The Mariner Managed Futures Strategy Portfolio commenced operations on June 7, 2012.

(b)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(c)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(d)	Total return assumes reinvestment of all distributions. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursement by advisor.

(g)	Does not include the expenses of other investment companies or the swap in which the Portfolio invests.

(h)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016

1.	ORGANIZATION

The Mariner Managed Futures Strategy Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio commenced operations on June 7, 2012 and currently offers Class 2 shares at net asset value. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio’s investment objective is to seek income and capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “fair value procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

MHBP Fund Limited (“MHBP Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Portfolio. Monte Capital Group, LLC (the “Advisor”) fair values MHBP Ltd.’s and the underlying investments daily.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Mariner Managed Futures Strategy Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) Administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are typically a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreement – The Portfolio is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its respective investment objectives. The Portfolio may hold fixed-rate bonds, the value of which may decrease if interest rates rise. The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

To help to reduce counterparty risk on the Portfolio, the Advisor has the right to reduce the Portfolio’s exposure and remove cash from the Portfolio’s total return swap with Deutsche Bank AG. This cash holding shall be in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

excess of $500,000, and may not exceed 40% of the index exposure in total. Index exposure is defined as the total notional amount plus any profit. Any amount of the cash holding disbursed will be offset against the final settlement value of the swaps. As of December 31, 2016, the Portfolio, at the request of the Advisor, had $5,212,460 in cash holdings as shown in the Portfolio’s Consolidated Statement of Assets and Liabilities under deposit with broker for swap. The Portfolio also took an advance on unrealized swap appreciation of $2,550,000 with Deutsche Bank.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Portfolio’s gains from a swap agreement or may cause the Portfolio to lose money. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. The Portfolio recognized $101,329 in realized gains from swap transactions during the year ended December 31, 2016, which increased the receivable for swap transactions to $811,229 as of December 31, 2016. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss, on the trade date basis, on the Consolidated Statement of Operations.

MHBP Ltd. maintains cash of at least 25% of the notional value of the swap net of unrealized appreciation, as collateral to secure its obligations under the swap. The cash maintained as collateral is recorded as deposit with broker for swap on the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2016 the notional value of the swap was $14,060,000. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. As of December 31, 2016 the net change in unrealized depreciation on the swap contract was $1,260,476. The unrealized depreciation on the swap contract as of December 31, 2016 is disclosed on the Consolidated Portfolio of Investments.

Fair Value – The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2016 for the Portfolio’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Fund	$2,448,802	$—	$—	$2,448,802
Open-End Mutual Funds	6,323,233	—	—	6,323,233
Short-Term Investment	1,378,923	$—	—	1,378,923
Total Investments	$10,150,958	$—	$—	$10,150,958
Liabilities
Derivatives
Swap Contract	$—	$(1,660,182)	$—	$(1,660,182)

The Portfolio did not hold any Level 3 securities during the fiscal year.

There were no transfers into or out of Level 1 and Level 2 during the current fiscal year presented. It is the Portfolio’s policy to recognize transfers into or out of any level at the end of the fiscal year.

Consolidation of Subsidiary – The consolidated financial statements of the Portfolio includes MHBP Ltd., a controlled foreign corporation (“CFC”) and wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in MHBP Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

The CFC utilizes commodity based derivative products to facilitate the Portfolio’s pursuit of its investment objectives. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Portfolio may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks disclosure in Note 3.

A summary of the Portfolio’s investment in MHBP Ltd. is as follows:

	Inception Date of	MHBP Ltd. Net Assets at	% Of Total Net Assets
	MHBP Ltd.	December 31, 2016	at December 31, 2016
MHBP Ltd.	9/11/2012	$1,813,691	15.04%

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal income tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2013-2015 or expected to be taken in the Portfolio’s 2016 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHBP Ltd. is an exempted Cayman investment company. MHBP Ltd. has received an undertaking from the government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHBP Ltd. is a controlled foreign corporation and as such is not subject to U.S. income tax. However, a portion of MHBP Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $117,072 and $0 respectively.

Offsetting of Financial Assets and Derivative Asset

The Portfolio’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on the swap contract. The following table presents the Portfolio’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for the contract as of December 31, 2016.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

Assets

					Net Amounts of Assets
	Gross Amounts of		Gross Amounts of		Presented in the Statement		Financial	Cash Collateral
	Recognized Assets		Recognized Liabilities		of Assets & Liabilities		Instruments	Pledged	Net Amount
Swap contract	$6,023,689	(1)	$(4,210,182	) (2)	$1,813,507	(3)	$—	$—	$1,813,507

(1)	The table above includes collateral pledged to the counterparty. Collateral pledged as of December 31, 2016 was $5,212,460

(2)	Includes net unrealized depreciation of $1,660,182, as presented in the Consolidated Portfolio of Investments

(3)	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

During the normal course of business, the Portfolio purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Assets and Liabilities as of December 31, 2016:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Equity/Currency/Commodity/Interest Rate	Unrealized depreciation on swap contract

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2016:

	Commodity	Total As of December 31, 2016
Swap Contract	$(1,660,182)	$(1,660,182)

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity/Currency/Commodity/Interest Rate	Net unrealized appreciation (depreciation) on swap contract
Net realized gain (loss) from swap contract

The following is a summary of the Portfolio’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	December 31, 2016
Swap Contract	$101,329	$101,329

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
		Total for the year ended
Derivative Investment Type	Commodity Risk	December 31, 2016
Swap Contract	$(1,260,476)	$(1,260,476)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

The derivative instruments outstanding as of December 31, 2016 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Associated Risks:

Principal Investment Risk: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio’s net asset value and performance.

The following risk applies to the Portfolio through its direct investments as well as indirectly through investments in underlying funds and MHBP Ltd.

General Market Risk: The risk that the value of the Portfolio’s shares will fluctuate based on the performance of the Portfolio’s investments and other factors affecting the commodities and/or securities markets generally.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Portfolio. The Portfolio is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Portfolio’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Portfolio is exposed to market risk on derivative contracts in that the Portfolio may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Portfolio’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Portfolio’s investments in derivative instruments are exposed to market risk and are disclosed in the Consolidated Portfolio of Investments.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, AG (“Deutsche”) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Portfolio will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Portfolio’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Portfolio may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Portfolio does not anticipate any material losses as a result of liquidity risk.

Commodities Risk: Commodity risk related to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. Examples of commodity assets include, but are not limited to, crude oil, eating oil, metals, livestock, and agricultural products.

Derivatives Risk: The derivative instruments in which the Portfolio may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2016

market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Please refer to the Portfolio’s prospectus for a full listing of risks associated with the Portfolio’s investment strategies.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Monte Capital Group, LLC, serves as the Portfolio’s investment advisor.

Pursuant to an investment advisory agreement with the Trust on behalf of the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, the Advisor accrued $125,172 in advisory fees for the year ended December 31, 2016.

On November 9, 2016, the shareholders of the Portfolio approved a new advisory agreement with a higher advisory fee of 1.7% of the Fund’s average daily net assets. However, the Portfolio’s asset level, when compared to prime broker and sub-advisor minimums, is not sufficient to support a sub-advised managed account strategy. Accordingly, the Portfolio’s advisory fee will continue to be 0.96% of the Fund’s average daily net assets in accordance with the supplemented prospectus dated on November 10, 2016.

The Advisor has contractually agreed to reduce its fees and to reimburse expenses of the Portfolio to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.00% of average daily net assets attributable to Class 2 shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board, on 60 days written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and boost its performance. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire December 31st of the following years:

2017	$146,424
2018	85,754
2019	122,976
$355,154

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended December 31, 2016, pursuant to the Plan, Class 2 incurred $65,194 of service and/or distribution fees.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2016

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s Class 2 shares.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blue Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2016, Nationwide Life Insurance Co. and Jefferson National Life Insurance Company held 44.96% and 44.64%, respectively, of the voting securities of Class 2 shares.

6.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2016	December 31, 2015
Ordinary Income	$—	$1,162,763

There were no distributions for the fiscal year ended December 31, 2016.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Carry	& Late year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(29,048)	$—	$(2,304,673)	$(98,512)	$(2,432,233)

The difference between book basis and tax basis accumulated net realized capital gains/losses and unrealized depreciation from investments is primarily attributable to adjustments for the Portfolio’s wholly owned subsidiary.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2016

At December 31, 2016, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$29,048	$—	$29,048

Permanent book and tax differences, primarily attributable to the reclassification of net operating losses, resulted in reclassifications for the portfolio for the year ended December 31, 2016 as follows:

	Undistributed Net	Accumulated
	Investment	Net Realized
Paid In Capital	Income (Loss)	Gains (Loss)
$(84,616)	$84,616	$—

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events have been evaluated after the date of the Consolidated Statement of Assets and Liabilities through the date the consolidated financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements aside from the following:

On January 19, 2017, the Board of Trustees of the Trust concluded that it is in the best interests of the Portfolio, a series of the Trust, and its shareholders, that the Portfolio cease operations. The Board has determined to close the Portfolio and redeem all outstanding shares on March 20, 2017.

Effective February 21, 2017, the Portfolio will no longer accept any purchases and will no longer pursue its stated investment objectives. The Portfolio will begin liquidating its Portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Portfolio are otherwise not available for purchase.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Mariner Managed Futures Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Mariner Managed Futures Strategy Portfolio (the Portfolio), a series of the Northern Lights Variable Trust, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 7, 2012 (commencement of operations) through December 31, 2012. These consolidated financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mariner Managed Futures Strategy Portfolio as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 7, 2012 (commencement of operations) through December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

February 14, 2017

Mariner Managed Futures Strategy Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the Mariner Managed Futures Strategy Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized	Beginning Account	Ending	Expense Paid
	Expense	Value	Account Value	During Period*
Actual	Ratio	7/1/16	12/31/16	7/1/16 – 12/31/16
Class 2	2.00%	$1,000.00	$917.70	$9.64

	Annualized	Beginning Account	Ending	Expense Paid
Hypothetical	Expense	Value	Account Value	During Period*
(5% return before expenses)	Ratio	7/1/16	12/31/16	7/1/16 - 12/31/16
Class 2	2.00%	$1,000.00	$1,015.08	$10.13

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Mariner Managed Futures Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Mariner Managed Futures Strategy Portfolio

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, November 8, 2016, Trust shareholders of record as of the close of business on September 28, 2016 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,340,931	79,727

Proposal 2: To approve a Sub-Advisory Agreement between the Adviser and Chesapeake Capital Corporation with respect to the portfolio:

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,337,601	83,057

Mariner Managed Futures Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014) and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2013); Schroder Global Series Trust (2012- February 2017); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015) and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2006); AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); CLA Strategic Allocation Fund (2014-2015) and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011);
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2007); Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012) and Northern Lights Fund Trust (since 2007)

12/31/16-NLVT-v3

Mariner Managed Futures Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	1	Northern Lights Variable Trust (for series not affiliated with the Fund since 2013) and Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2016, the Trust was comprised of [20] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolio and to Funds managed by the Advisor that are a series of Northern Lights Fund Trust. The Portfolio does not hold itself out as related to any other series within the Trust for investment purposes.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642

12/31/16-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4642, or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4642.

INVESTMENT ADVISOR
Monte Capital Group, LLC
11 Broadway
New York, N.Y. 10004

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $17,500

2015 - $17,000

(b)	Audit-Related Fees

2016 – N/A

2015 – N/A

(c)	Tax Fees

2016 - $3,750

2015 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - N/A

2015 – N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - N/A

2015- N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics here within

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 3/4/2017

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 3/4/2017